PROXY                                                                      PROXY

                          INFORMATION ADVANTAGE, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Larry J. Ford and Donald W. Anderson, and each of them singly, with full power of substitution, as proxies to vote all shares of Common Stock of Information Advantage, Inc., a Delaware corporation (the "Company"), which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at the Marquette Hotel, 710 Marquette Avenue, Minneapolis, MN on September 23, 1998 at 10:00 a.m., local time, and any postponements or adjournments thereof. The proxies are being directed to vote as specified on the reverse side hereof or, if no specification is made, FOR the merger proposal and in accordance with their discretion on such other matters that may properly come before the Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE MERGER PROPOSAL

                  [X] Please mark your vote as in this example

    Approval of the issuance of shares of Company Common Stock, par value $.01 per share, pursuant to the terms of an Agreement and Plan of Merger ("Agreement") dated June 29, 1998, by and among the Company, IQ Software Corporation, a Georgia corporation ("IQ") and IAC Merger Corp., a Georgia corporation and a wholly owned subsidiary of the Company ("Merger Sub")

                                      FOR
                             ------        AGAINST
                             ------        ABSTAIN
                                 ------

                  (Continued and to be signed on reverse side)
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                          (Continued from other side)

In their discretion, the proxies may vote on any other matters that may properly come before the Meeting or any postponement or adjournment thereof.

                                              This proxy, when properly
                                              executed, will be voted in the
                                              manner directed herein by the
                                              undersigned stockholder(s). If no
                                              direction is given, the proxy will
                                              be voted FOR approval of the
                                              Agreement. Attendance of the
                                              undersigned at the Meeting or at
                                              any adjournment thereof will not
                                              be deemed to revoke this proxy
                                              unless the undersigned shall
                                              revoke this proxy in writing or
                                              shall deliver a subsequently dated
                                              proxy to the Secretary of the
                                              Company or shall vote in person at
                                              the Meeting.

                                              PLEASE FILL IN DATE, SIGN AND
                                              RETURN THIS PROXY IN THE ENCLOSED
                                              POST-PAID RETURN ENVELOPE.

                                              Date:

                                             ----------------------------------,
                                              1998

                                              ----------------------------------
                                                         (Signature)

                                              ----------------------------------
                                                         (Signature)

                                              NOTE: PLEASE SIGN EXACTLY AS NAME
                                                    APPEARS HEREIN. IF THE STOCK
                                                    IS REGISTERED IN THE NAMES
                                                    OF TWO OR MORE PERSONS, EACH
                                                    SHOULD SIGN. EXECUTORS,
                                                    ADMINISTRATORS, TRUSTEES,
                                                    GUARANTORS, ATTORNEYS AND
                                                    CORPORATE OFFICERS SHOULD
                                                    ADD THEIR TITLES.